Exhibit 10.3

ACell, INC.

RESTRICTED STOCK AWARD AGREEMENT

1.                                      Grant Under Plan. This restricted stock award is granted pursuant to and is governed by the Company’s 2002 Stock Option and Incentive Plan (the “Plan”) and, unless the context otherwise requires, terms used herein shall have the same meaning as in the Plan.

2.                                      Grant as a Restricted Stock Award. This restricted stock award is not intended to qualify as an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended, and the regulations thereunder (the “Code”).

3.                                      Exercisability of Award; Vesting.

(a)                                 Full Exercisability. This award may be exercised at any time and from time to time for all or any portion of the Award Shares, except that this award may not be exercised for a fraction of a share. The foregoing right (subject to Sections 4 or 5 hereof if the Participant ceases to serve the Company in the capacity of an employee, officer, director, advisor or consultant (such service is described herein as maintaining or being involved in a “Business Relationship with the Company”)) may be exercised only before the date which is ten years from the date set forth above.

(b)                                 Vesting. If the Participant has remained continuously involved in a Business Relationship with the Company through the vesting dates specified on the cover page hereof, Unvested Shares shall become Vested Shares (or shall “vest”) on such dates in an amount equal to the number of shares set opposite the applicable date on the cover page hereof. Award Shares that have been issued and which are “Unvested Shares” shall be subject to the Company’s Repurchase Option described in Section 6 unless and until they become “Vested Shares.” Any vesting of shares under this award shall first be deemed to apply to shares issued upon exercise of this award (in the order of such exercise) and then to unissued shares subject to this award; and any exercise of this award shall be deemed to apply first to any then unissued Vested Shares. The Participant agrees not to sell, assign, transfer, pledge, hypothecate, gift, mortgage or otherwise encumber or dispose of (except to the Company or any successor to the Company) all or any Unvested Shares or any interest therein, and any Unvested Shares purchased upon exercise of this award shall be held in escrow by the Company in accordance with the terms of Section 17 below unless and until they become Vested Shares. The term “Award Shares” used without reference to either Unvested Shares or Vested Shares shall mean both Unvested Shares and Vested Shares, without distinction.

(c)                                  Accelerated Vesting Due to Acquisition. In accordance with Section 7(e) of the Plan, in the event of an Acquisition (as defined in the Plan) and this award has not fully vested, this award shall become fully vested for all of the then number of Award Shares as to which it has not vested, such vesting to occur immediately prior to the closing of the Acquisition.

4.                                      Termination of Business Relationship.

(a)                                 Termination Other Than for Cause. If the Participant ceases to be involved in a Business Relationship with the Company, other than by reason of death or disability as defined in Section 5 or termination for Cause as defined in Section 4(c), vesting of Unvested Shares shall immediately cease, this award may be exercised only as to any Award Shares that are Vested Shares on the date of termination of the Participant’s Business Relationship with the Company and this award may be exercised only on or prior to the date which is three months after the date of termination of the Participant’s Business Relationship with the Company (but not later than the scheduled expiration date). In the event of the termination of Participant’s Business Relationship with the Company, the Repurchase Option described in Section 6 shall also be applicable. For purposes hereof, the Participant’s Business Relationship with the Company shall not be considered as having terminated during any leave of absence if such leave of absence has been approved in writing by the Company and if such written approval contractually obligates the Company to continue the Business Relationship of the Participant after the approved period of absence; in the event of such an approved leave of absence, vesting of this award shall be suspended (and the period of the leave of absence shall be added to all vesting dates) unless otherwise provided in the Company’s written approval of the leave of absence. This award shall not be affected by any change of the Participant’s Business Relationship within or among the Company and its Subsidiaries so long as the Participant continuously maintains a Business Relationship with the Company or any Subsidiary.

(b)                                 Termination for Cause. If the Business Relationship of the Participant is terminated for Cause (as defined in Section 4(c)), this award shall expire (that is, may no longer be exercised) upon the Participant’s receipt of written notice of such termination. In such event, the Repurchase Option described in Section 6 shall also be applicable.

(c)                                  Definition of Cause. “Cause” shall mean conduct involving one or more of the following: (i) the substantial and continuing failure of the Participant, after notice thereof, to render services to the Company in accordance with the terms or requirements of his or her Business Relationship with the Company; (ii) disloyalty, gross negligence, willful misconduct, dishonesty, fraud or breach of fiduciary duty to the Company; (iii) deliberate disregard of the rules or policies of the Company, or breach of an employment or other agreement with the Company, which results in direct or indirect loss, damage or injury to the Company; (iv) the unauthorized disclosure of any trade secret or confidential information of the Company; or (v) the commission of an act which constitutes unfair competition with the Company or which induces any customer or supplier to breach a contract with the Company.

5.                                      Death; Disability.

(a)                                 Death. If the Participant dies while involved in a Business Relationship with the Company, vesting of Unvested Shares shall immediately cease. In such event, this award may be exercised only as to any Award Shares that are Vested Shares on the date of the Participant’s death, by the Participant’s estate, personal representative or beneficiary to whom this award has been transferred pursuant to Section 10, and this award may be exercised only on or prior to the date which is one year after the date of death (but not later than the scheduled expiration date). In the event of death, the Repurchase Option described in Section 6 shall also be applicable.

(b)                                 Disability. If the Participant ceases to be involved in a Business Relationship with the Company by reason of his or her disability, vesting of Award Shares shall immediately cease; this award may be exercised only as to any Award Shares that are Vested Shares on the date of termination of the Participant’s Business Relationship; and this award may be exercised only on or prior to the date which is one year after the date of termination of the Participant’s Business Relationship (but not later than the scheduled expiration date). In the event of such termination of Participant’s Business Relationship, the Repurchase Option described in Section 6 shall also be applicable. For purposes hereof, “disability” means “permanent and total disability” as defined in Section 22(e)(3) of the Code.

6.                                      Repurchase Option. In the event of any voluntary or involuntary termination of the Participant’s Business Relationship with the Company for any or no reason, including by reason of death or disability, the Company shall, upon and from the date of such termination (as reasonably fixed and determined by the Company) have an irrevocable, exclusive, assignable option (the “Repurchase Option”) for a period of ninety (90) days (the “Repurchase Option Period”) to repurchase all or any portion of the Participant’s Unvested Shares at the original purchase price per share paid by the Participant. Such option may be exercised by the Company by sending written notice to the Participant, which notice shall specify the number of Unvested Shares being so repurchased and which notice shall be accompanied by the Company’s check for the purchase price of those shares. Upon the sending of such notice and check, the Company shall become the legal and beneficial owner of the Unvested Shares being repurchased and all rights and interests therein or relating thereto, and the Company shall have the right to retain and transfer to its own name the number of Unvested Shares being repurchased by the Company.

7.                                      Payment of Exercise Price.

(a)                                 Payment Options. The exercise price shall be paid by one or any combination of the following forms of payment that are applicable to this award, as indicated on the cover page hereof:

(i)                                     by check payable to the order of the Company; or

(ii)                                  delivery of an irrevocable and unconditional undertaking, satisfactory in form and substance to the Company, by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price, or delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions, satisfactory in form and substance to the Company, to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price; or

(iii)                               subject to Section 7(b) below, if the Common Stock is then traded on a national securities exchange or on the Nasdaq National Market (or successor trading system), by delivery of shares of Common Stock having a fair market value equal as of the date of exercise to the award price.

In the case of (iii) above, fair market value as of the date of exercise shall be determined as of the last business day for which such prices or quotes are available prior to the date of exercise and shall mean (i) the last reported sale price (on that date) of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; or (ii) the last reported sale price (on that date) of the Common Stock on the Nasdaq National Market (or successor trading system), if the Common Stock is not then traded on a national securities exchange.

(b)                                 Limitations on Payment by Delivery of Common Stock. If Section 7(a)(iii) is applicable, and if the Participant delivers Common Stock held by the Participant (“Old Stock”) to the Company in full or partial payment of the exercise price and the Old Stock so delivered is subject to restrictions or limitations imposed by agreement between the Participant and the Company, an equivalent number of Award Shares shall be subject to all restrictions and limitations applicable to the Old Stock to the extent that the Participant paid for the Award Shares by delivery of Old Stock, in addition to any restrictions or limitations imposed by this Agreement. Notwithstanding the foregoing, the Participant may not pay any part of the exercise price hereof by transferring Common Stock to the Company unless such Common Stock has been owned by the Participant free of any substantial risk of forfeiture for at least six months.

8.                                      Securities Laws Restrictions on Resale. Until registered under the Securities Act of 1933, as amended, or any successor statute (the “Securities Act”), the Award Shares will be of an illiquid nature and will be deemed to be “restricted securities” for purposes of the Securities Act. Accordingly, such shares must be sold in compliance with the registration requirements of the Securities Act or an exemption therefrom. Unless the Award Shares have been registered under the Securities Act, each certificate evidencing any of the Award Shares shall bear a legend substantially as follows:

“The shares represented by this certificate are subject to restrictions on transfer and may not be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of except in accordance with and subject to all the terms and conditions of a certain Restricted Stock Award Agreement, a copy of which the Company will furnish to the holder of this certificate upon request and without charge.”

9.                                      Method of Exercising Award. Subject to the terms and conditions of this Agreement, this award may be exercised by written notice to the Company at its principal executive office, or to such transfer agent as the Company shall designate. Such notice shall state the election to exercise this award and the number of Award Shares for which it is being exercised and shall be signed by the person or persons so exercising this award. Such notice shall be accompanied by payment of the full purchase price of such shares, and the Company shall deliver a certificate or certificates representing such shares as soon as practicable after the notice shall be received. Such certificate or certificates shall be registered in the name of the person or persons so exercising this award (or, if this award shall be exercised by the Participant and if the Participant shall so request in the notice exercising this award, shall be registered in the name of the Participant and another person jointly, with right of survivorship). In the event this award shall be exercised, pursuant to Section 5 hereof, by any person or persons other than the Participant, such notice shall be accompanied by appropriate proof of the right of such person or persons to exercise this award.

10.                               Award Not Transferable. This award is not transferable or assignable except by will or by the laws of descent and distribution. During the Participant’s lifetime only the Participant can exercise this award.

11.                               No Obligation to Exercise Award. The grant and acceptance of this award imposes no obligation on the Participant to exercise it.

12.                               No Obligation to Continue Business Relationship. Neither the Plan, this Agreement, nor the grant of this award imposes any obligation on the Company to continue the Participant’s Business Relationship with the Company.

13.                               Adjustments. Except as is expressly provided in the Plan with respect to certain changes in the capitalization of the Company, no adjustment shall be made for dividends or similar rights for which the record date is prior to such date of exercise.

14.                               Withholding Taxes; Section 83(b) Election.

(a)                                 Withholding Taxes. If the Company in its discretion determines that it is obligated to withhold any tax in connection with the exercise of this award, or in connection with the transfer of, or the lapse of restrictions on, any Common Stock or other property acquired pursuant to this award, the Participant hereby agrees that the Company may withhold from the Participant’s wages or other remuneration the appropriate amount of tax. At the discretion of the Company, the amount required to be withheld may be withheld in cash from such wages or other remuneration or in kind from the Common Stock or other property otherwise deliverable to the Participant on exercise of this award. The Participant further agrees that, if the Company does not withhold an amount from the Participant’s wages or other remuneration sufficient to satisfy the withholding obligation of the Company, the Participant will make reimbursement on demand, in cash, for the amount underwithheld.

(b)                                 Section 83(b) Election. Participant acknowledges that the Unvested Shares acquired upon exercise of this award may be treated as subject to a substantial risk of forfeiture within the meaning of Section 83 of the Code and that, in the absence of an election under Section 83(b) of the Code, such treatment could delay the determination of the tax consequences of such exercise for both the Company and Participant. In order to ensure that the tax consequences of such exercise will be determined at the time of exercise, Participant agrees to file a timely election under Section 83(b) of the Code to include in Participant’s taxable income, at the time of exercise, the difference between the fair market value of the Unvested Shares received upon exercise of this award and the amount paid for such shares; provided, however, that the Board, in its sole and absolute discretion, may waive the requirement that the Participant file such election.

15.                               Restrictions on Transfer; Company’s Right of First Refusal.

(a)                                 Exercise of Right. Award Shares may not be transferred without the Company’s written consent except by will, by the laws of descent and distribution or in accordance with the further provisions of this Section 15. If the Participant desires to transfer all or any part of the Vested Shares to any person other than the Company (an “Offeror”), the Participant shall: (i) obtain in writing an irrevocable and unconditional bona fide offer (the “Offer”) for the purchase thereof from the Offeror; and (ii) give written notice (the “Award Notice”) to the Company setting forth the Participant’s desire to transfer such shares, which Award Notice shall be accompanied by a photocopy of the Offer and shall set forth at least the name and address of the Offeror and the price and terms of the Offer. Upon receipt of the Award Notice, the Company shall have an assignable option to purchase any or all of such Vested Shares (the “Company Award Shares”) specified in the Award Notice, such option to be exercisable by giving, within 15 days after receipt of the Award Notice, a written counter-notice to the Participant. If the Company elects to purchase any or all of such Company Award Shares, it shall be obligated to purchase, and the Participant shall be obligated to sell to the Company, such Company Award Shares at the price and terms indicated in the Offer within 30 days from the date of delivery by the Company of such counter-notice.

(b)                                 Sale of Award Shares to Offeror. The Participant may, for 60 days after the expiration of the 30-day option period as set forth in Section 15(a), sell to the Offeror, pursuant to the terms of the Offer, any or all of such Company Award Shares not purchased or agreed to be purchased by the Company or its assignee; provided, however, that the Participant shall not sell such Award Shares to such Offeror if such Offeror is a competitor of the Company (as determined by the Board of Directors) and the Company gives written notice to the Participant, within 30 days of its receipt of the Award Notice, stating that the Participant shall not sell his or her Award Shares to such Offeror; and provided, further, that prior to the sale of such Award Shares to an Offeror, such Offeror shall execute an agreement with the Company pursuant to which such Offeror agrees to be subject to the restrictions set forth in this Section 15. If any or all of such Award Shares are not sold pursuant to an Offer within the time permitted above, the unsold Award Shares shall remain subject to the terms of this Section 15.

(c)                                  Failure to Deliver Award Shares. If the Participant fails or refuses to deliver on a timely basis duly endorsed certificates representing Company Award Shares to be sold to the Company or its assignee pursuant to this Section 15, the Company shall have the right to deposit the purchase price for such Company Award Shares in a special account with any bank or trust company, giving notice of such deposit to the Participant, whereupon such Company Award Shares shall be deemed to have been purchased by the Company. All such monies shall be held by the bank or trust company for the benefit of the Participant. All monies deposited with the bank or trust company but remaining unclaimed for two years after the date of deposit shall be repaid by the bank or trust company to the Company on demand, and the Participant shall thereafter look only to the Company for payment.

(d)                                 Expiration of Company’s Right of First Refusal and Transfer Restrictions. The first refusal rights of the Company and the transfer restrictions set forth in this Section 15 shall expire on the earliest to occur of (i) the tenth anniversary of the date of this Agreement, (ii) immediately prior to the closing of a public offering of Common Stock by the Company pursuant to an effective registration statement filed under the Securities Act, or (iii) the occurrence of an Acquisition.

16.                               Company’s Right of Repurchase.

(a)                                 Right of Repurchase. The Company shall have the right (the “Repurchase Right”) to repurchase from the holder of this option, all, but not less than all, of the Award Shares then owned by such holder, upon the occurrence of any of the events specified in Section 16(b) below (a “Repurchase Event”). The Repurchase Right may be exercised by the Company within 60 days following the later of the date of the exercise of this option or the date the Company receives actual knowledge of such event (the “Repurchase Period”). The Repurchase Right shall be exercised by the Company by giving the holder written notice on or before the last day of the Repurchase Period of its intention to exercise the Repurchase Right, and, together with such notice, tendering to the holder an amount equal to (i) in the case of an event specified in Section 16(b)(i), (ii) or (iii) below, the greater of the option price or the fair market value of the shares, and (ii) in the case of an event specified in Section 16(b)(iv) or (v) below, the option price. The Company may assign the Repurchase Right to one or more persons. Upon timely exercise of the Repurchase Right in the manner provided in this Section 16(a), the holder shall deliver to the Company the stock certificate or certificates representing the shares being repurchased, duly endorsed and free and clear of any and all liens, charges and encumbrances.

If shares are not purchased under the Repurchase Right, the Participant and his or her successor in interest, if any, will hold any such shares in his or her possession subject to all of the provisions of this Agreement.

(b)                                 Company’s Right to Exercise Repurchase Right. The Company shall have the Repurchase Right in the event that any of the following events shall occur:

(i)                                     The termination of the Participant’s Business Relationship with the Company, voluntarily or involuntarily, for any reason whatsoever other than for Cause (as defined in Section 4(c) hereof), including death or permanent disability, prior to the time this option shall be fully vested as provided in Section 3 hereof;

(ii)                                  The receivership, bankruptcy or other creditor’s proceeding regarding the Participant or the taking of any of the Participant’s shares acquired upon exercise of this option by legal process, such as a levy of execution;

(iii)                               Distribution of shares held by the Participant to his or her spouse as such spouse’s joint or community interest pursuant to a decree of dissolution, operation of law, divorce, property settlement agreement or for any other reason, except as may be otherwise permitted by the Company;

(iv)                              The termination of the Participant’s Business Relationship with the Company for Cause (as defined in Section 4(c) hereof); or

(v)                                 Within one year of the termination of the Participant’s Business Relationship with the Company for any reason whatsoever, the engagement by the Participant, directly or indirectly, alone or with others, in (a) any business activity which is in competition with the Company or (b) the solicitation of, interference with or endeavor to entice away any employee of the Company.

(c)                                  Determination of Fair Market Value: The fair market value of the Award Shares shall be, for purposes of this Section 16, determined in accordance with this Agreement as of the date of the Repurchase Event. The determination by the Board of Directors of the fair market value shall be conclusive and binding.

(d)                                 Expiration of Company’s Repurchase Right: The Repurchase Right shall remain in effect until such time, if ever, as (i) such shares are transferred in accordance with Section 15 hereof or the Company’s written consent or (ii) a distribution to the public is made of shares of the Company’s Common Stock pursuant to a registration statement filed under the Securities Act of 1933, or any successor statute.

17.                               Lock-up Agreement. The Participant agrees that in the event that the Company effects an initial underwritten public offering of Common Stock registered under the Securities Act, the Award Shares may not be sold, offered for sale or otherwise disposed of, directly or indirectly, without the prior written consent of the managing underwriter(s) of the offering, for such period of time after the execution of an underwriting agreement in connection with such offering that all of the Company’s then directors and executive officers agree to be similarly bound.

18.                               Escrow of Unvested Shares.

(a)                                 If this award is exercised as to any Unvested Shares, such Unvested Shares shall be issued in the name of the Participant, but shall be held in escrow by the Company, acting in the capacity of escrow agent, together with a stock assignment executed by the Participant with respect to such Unvested Shares.

(b)                                 With respect to any Unvested Shares held in escrow that become Vested Shares, the Company shall promptly issue a new certificate for the number of shares that have become Vested Shares and shall deliver such certificate to the Participant and shall retain in escrow a new certificate for any remaining Unvested Shares in exchange for the all or the relevant portion of the applicable certificate then being held by the Company as escrow agent.

(c)                                  Subject to the terms hereof, the Participant shall have all the rights of a shareholder with respect to the Unvested Shares while they are held in escrow, including, without limitation, the right to vote the Unvested Shares and receive any cash dividends declared thereon.

(d)                                 The Company may terminate this escrow at any time. The Company may also appoint another entity to serve as escrow agent hereunder, in which event the Participant agrees to execute all documents requested by the Company in connection therewith.

19.                               Arbitration. Any dispute, controversy, or claim arising out of, in connection with, or relating to the performance of this Agreement or its termination shall be settled by arbitration in the state of Delaware, pursuant to the rules then obtaining of the American Arbitration Association. Any award shall be final, binding and conclusive upon the parties and a judgment rendered thereon may be entered in any court having jurisdiction thereof.

20.                               Provision of Documentation to Participant. By signing this Agreement the Participant acknowledges receipt of a copy of this Agreement and a copy of the Plan.

21.                               Miscellaneous.

(a)                                 Notices. All notices hereunder shall be in writing and shall be deemed given when sent by certified or registered mail, postage prepaid, return receipt requested, if to the Participant, to the address set forth below or at the address shown on the records of the Company, and if to the Company, to the Company’s principal executive offices, attention of the Corporate Secretary.

(b)                                 Entire Agreement; Modification. This Agreement constitutes the entire agreement between the parties relative to the subject matter hereof, and supersedes all proposals, written or oral, and all other communications between the parties relating to the subject matter of this Agreement. This Agreement may be modified, amended or rescinded only by a written agreement executed by both parties.

(c)                                  Fractional Shares. If this award becomes exercisable for a fraction of a share because of the adjustment provisions contained in the Plan, such fraction shall be rounded down.

(d)                                 Issuances of Securities; Changes in Capital Structure. Except as expressly provided herein or in the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to this award. If there shall be any change in the Common Stock of the Company through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, combination or exchange of shares, spin-off, split-up or other similar change in capitalization or event, the restrictions and other provisions contained in this Agreement shall apply with equal force to additional and/or substitute securities, if any, received by the Participant in exchange for, or by virtue of his or her ownership of, Award Shares, except as otherwise determined by the Board of Directors.

(e)                                  Severability. The invalidity, illegality or unenforceability of any provision of this Agreement shall in no way affect the validity, legality or enforceability of any other provision.

(f)                                   Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, subject to the limitations set forth in Section 10 hereof.

(g)                                  Governing Law. This Agreement shall be governed by and interpreted in accordance with the laws of the state of Maryland, without giving effect to the principles of the conflicts of laws thereof.

ACell, Inc.

INCENTIVE STOCK OPTION AGREEMENT

1.                                      Grant Under Plan. This option is granted pursuant to and is governed by the Company’s 2002 Stock Option and Incentive Plan (the “Plan”) and, unless the context otherwise requires, terms used herein shall have the same meaning as in the Plan.

2.                                      Grant as Incentive Stock Option. This option is intended to qualify as an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended, and the regulations thereunder (the “Code”).

3.                                      Vesting of Option.

(a)                                 Vesting of Option if Employment Continues. If the Employee has maintained a continuous employment relationship with the Company through the dates listed on the vesting schedule set forth on the cover page hereof, Unvested Shares shall become Vested Shares (or shall “vest”) on such dates in an amount equal to the number of shares set opposite the applicable date on the cover page hereof. Option Shares which are “Unvested Shares” shall not be exercisable unless and until they become “Vested Shares.” Subject to the terms and conditions of this Agreement, Vested Shares may be exercised at any time. Notwithstanding the foregoing, the Board may, in its discretion, accelerate the date that any installment of this option becomes exercisable. The foregoing rights are cumulative and (subject to Sections 4 or 5 hereof if the Employee ceases to be employed by the Company) may be exercised only before the date which is ten years from the date of this option grant (the “Expiration Date”). In the case of an Employee owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, the Expiration Date shall be five years.

(b)                                 Accelerated Vesting Due to Acquisition. In accordance, with Section 7(e) of the Plan, immediately prior to the consummation of an Acquisition (as defined in the Plan), 100% of all Unvested Shares then outstanding shall become Vested Shares.

4.                                      Termination of Employment.

(a)                                 Termination Other Than for Cause. If the Employee ceases to be employed by the Company, other than by reason of death or disability as defined in Section 5 or termination for Cause as defined in Section 4(c), no further installments of this option shall become exercisable, and this option shall expire (may no longer be exercised) after the passage of three months from the Employee’s last day of employment, but in no event later than the Expiration Date. For purposes hereof, employment shall not be considered as having terminated during any leave of absence if such leave of absence has been approved in writing by the Company and if such written approval contractually obligates the Company to continue the employment of the Employee after the approved period of absence; in the event of such an approved leave of absence, vesting of this option shall be suspended (and the period of the leave of absence shall be added to all vesting dates) unless otherwise provided in the Company’s written approval of the leave of absence. For

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purposes hereof, employment shall include a consulting arrangement between the Employee and the Company that immediately follows termination of employment, but only if so stated in a written consulting agreement executed by the Company that specifically refers to this option. This option shall not be affected by any change of employment within or among the Company and its Subsidiaries so long as the Employee continuously remains an employee of the Company or any Subsidiary.

(b)                                 Termination for Cause. If the employment of the Employee is terminated for Cause (as defined in Section 4(c)), this option shall expire (that is, may no longer be exercised) upon the Employee’s receipt of written notice of such termination and shall thereafter not be exercisable to any extent whatsoever.

(c)                                  Definition of Cause. “Cause” shall mean conduct involving one or more of the following: (i) the substantial and continuing failure of the Employee, after notice thereof, to render services to the Company in accordance with the terms or requirements of his or her employment with the Company; (ii) disloyalty, gross negligence, willful misconduct, dishonesty, fraud or breach of fiduciary duty to the Company; (iii) deliberate disregard of the rules or policies of the Company, or breach of an employment or other agreement with the Company, which results in direct or indirect loss, damage or injury to the Company; (iv) the unauthorized disclosure of any trade secret or confidential information of the Company; or (v) the commission of an act which constitutes unfair competition with the Company or which induces any customer or supplier to breach a contract with the Company.

5.                                      Death; Disability.

(a)                                 Death. Upon the death of the Employee while the Employee is maintaining employment with the Company, this option may be exercised, to the extent otherwise exercisable on the date of the Employee’s death, by the Employee’s estate, personal representative or beneficiary to whom this option has been transferred pursuant to Section 10, only at any time within 180 days after the date of death, but not later than the Expiration Date.

(b)                                 Disability. If the Employee ceases to maintain employed with the Company by reason of his or her disability, this option may be exercised, to the extent otherwise exercisable on the date of cessation of the employment, only at any time within 180 days after such cessation of the employment, but not later than the Expiration Date. For purposes hereof, “disability” means “permanent and total disability” as defined in Section 22(e)(3) of the Code.

6.                                      Partial Exercise. This option may be exercised in part at any time and from time to time within the above limits, except that this option may not be exercised for a fraction of a share.

7.                                      Payment of Exercise Price.

(a)                                 Payment Options. The exercise price shall be paid by one or any combination of the following forms of payment that are applicable to this option, as indicated on the cover page hereof:

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(i)                                     by check payable to the order of the Company; or

(ii)                                  delivery of an irrevocable and unconditional undertaking, satisfactory in form and substance to the Company, by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price, or delivery by the Employee to the Company of a copy of irrevocable and unconditional instructions, satisfactory in form and substance to the Company, to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price; or

(iii)                               subject to Section 7(b) below, if the Common Stock is then traded on a national securities exchange or on the Nasdaq National Market (or successor trading system), by delivery of shares of Common Stock having a fair market value equal as of the date of exercise to the option price; or

In the case of (iii) above, fair market value as of the date of exercise shall be determined as of the last business day for which such prices or quotes are available prior to the date of exercise and shall mean (i) the last reported sale price (on that date) of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; or (ii) the last reported sale price (on that date) of the Common Stock on the Nasdaq National Market (or successor trading system), if the Common Stock is not then traded on a national securities exchange.

(b)                                 Limitations on Payment by Delivery of Common Stock. If Section 7(a)(iii) is applicable, and if the Employee delivers Common Stock held by the Employee (“Old Stock”) to the Company in full or partial payment of the exercise price and the Old Stock so delivered is subject to restrictions or limitations imposed by agreement between the Employee and the Company, an equivalent number of Shares shall be subject to all restrictions and limitations applicable to the Old Stock to the extent that the Employee paid for the Shares by delivery of Old Stock, in addition to any restrictions or limitations imposed by this agreement. Notwithstanding the foregoing, the Employee may not pay any part of the exercise price hereof by transferring Common Stock to the Company unless such Common Stock has been owned by the Employee free of any substantial risk of forfeiture for at least six months.

8.                                      Securities Laws Restrictions on Resale. Until registered under the Securities Act of 1933, as amended, or any successor statute (the “Securities Act”), the Shares will be illiquid and will be deemed to be “restricted securities” for purposes of the Securities Act. Accordingly, such shares must be sold in compliance with the registration requirements of the Securities Act or an exemption therefrom and may need to be held indefinitely. Unless the Shares have been registered under the Securities Act, each certificate evidencing any of the Shares shall bear a restrictive legend specified by the Company.

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9.                                      Method of Exercising Option. Subject to the terms and conditions of this agreement, this option may be exercised by written notice to the Company at its principal executive office, or to such transfer agent as the Company shall designate. Such notice shall state the election to exercise this option and the number of Shares for which it is being exercised and shall be signed by the person or persons so exercising this option. Such notice shall be accompanied by payment of the full purchase price of such shares, and the Company shall deliver a certificate or certificates representing such shares as soon as practicable after the notice shall be received. Such certificate or certificates shall be registered in the name of the person or persons so exercising this option (or, if this option shall be exercised by the Employee and if the Employee shall so request in the notice exercising this option, shall be registered in the name of the Employee and another person jointly, with right of survivorship). In the event this option shall be exercised, pursuant to Section 5 hereof, by any person or persons other than the Employee, such notice shall be accompanied by appropriate proof of the right of such person or persons to exercise this option.

10.                               Option Not Transferable. This option is not transferable or assignable except by will or by the laws of descent and distribution. During the Employee’s lifetime only the Employee can exercise this option.

11.                               No Obligation to Exercise Option. The grant and acceptance of this option imposes no obligation on the Employee to exercise it.

12.                               No Obligation to Continue Employment. Neither the Plan, this agreement, nor the grant of this option imposes any obligation on the Company to continue the Employee in employment or other employment.

13.                               Adjustments. Except as is expressly provided in the Plan with respect to certain changes in the capitalization of the Company, no adjustment shall be made for dividends or similar rights for which the record date is prior to such date of exercise.

14.                               Withholding Taxes. If the Company in its discretion determines that it is obligated to withhold any tax in connection with the exercise of this option, or in connection with the transfer of, or the lapse of restrictions on, any Common Stock or other property acquired pursuant to this option, the Employee hereby agrees that the Company may withhold from the Employee’s wages or other remuneration the appropriate amount of tax. At the discretion of the Company, the amount required to be withheld may be withheld in cash from such wages or other remuneration or in kind from the Common Stock or other property otherwise deliverable to the Employee on exercise of this option. The Employee further agrees that, if the Company does not withhold an amount from the Employee’s wages or other remuneration sufficient to satisfy the withholding obligation of the Company, the Employee will make reimbursement on demand, in cash, for the amount underwithheld.

15.                               Restrictions on Transfer; Company’s Right of First Refusal.

(a)                                 Exercise of Right. Shares may not be transferred without the Company’s written consent except by will, by the laws of descent and distribution or in accordance with the further provisions of this Section 15. If the Employee desires to transfer all or any part of the Shares to any person other than the Company (an “Offeror”), the Employee

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shall: (i) obtain in writing an irrevocable and unconditional bona fide offer (the “Offer”) for the purchase thereof from the Offeror; and (ii) give written notice (the “Option Notice”) to the Company setting forth the Employee’s desire to transfer such shares, which Option Notice shall be accompanied by a photocopy of the Offer and shall set forth at least the name and address of the Offeror and the price and terms of the Offer. Upon receipt of the Option Notice, the Company shall have an assignable option to purchase any or all of such Shares (the “Offered Shares”) specified in the Option Notice, such option to be exercisable by giving, within 15 days after receipt of the Option Notice, a written counter-notice to the Employee. If the Company elects to purchase all of such Offered Shares, it shall be obligated to purchase, and the Employee shall be obligated to sell to the Company or its assignee, such Offered Shares at the price and terms indicated in the Offer within 30 days from the date of delivery by the Company of such counter-notice. To the extent that the consideration proposed to be paid by the Offeror for the shares consists of property other than cash or a promissory note, the consideration required to be paid by the Company may consist of cash equal to the fair market value of such property, as determined in good faith by the Board of Directors of the Company.

(b)                                 Sale of Shares to Offeror. The Employee may, for 60 days after the expiration of the 30-day option period as set forth in Section 15(a), sell to the Offeror, pursuant to the terms of the Offer, all of such Offered Shares not purchased or agreed to be purchased by the Company or its assignee; provided, however, that the Employee shall not sell such Shares to such Offeror if such Offeror is a competitor of the Company and the Company gives written notice to the Employee, within 30 days of its receipt of the Option Notice, stating that the Employee shall not sell his or her Shares to such Offeror; and provided, further, that prior to the sale of such Shares to an Offeror, such Offeror shall execute an agreement with the Company pursuant to which such Offeror agrees to be subject to the restrictions set forth in this Section 15. If any or all of such Shares are not sold pursuant to an Offer within the time permitted above, the unsold Shares shall remain subject to the terms of this Section 15.

(c)                                  Failure to Deliver Shares. If the Employee (or his or her legal representative) who has become obligated to sell Shares hereunder shall fail to deliver such shares to the Company in accordance with the terms of this agreement, the Company may, at its option, in addition to all other remedies it may have, mail to the Employee the purchase price for such shares as is herein specified. Thereupon, the Company: (i) shall cancel on its books the certificate or certificates representing such Shares to be sold; and (ii) shall issue, in lieu thereof, a new certificate or certificates in the name of the Company representing such Shares (or cancel such Shares), and thereupon all of such Employee’s rights in and to such Shares shall terminate.

(d)                                 Expiration of Company’s Right of First Refusal and Transfer Restrictions. The first refusal rights of the Company and the transfer restrictions set forth in this Section 15 shall expire as to Shares on the earliest to occur of (i) the tenth anniversary of the date of this agreement, (ii) immediately prior to the closing of a public offering of Common Stock by the Company pursuant to an effective registration statement filed under the Securities Act, or (iii) the occurrence of an Acquisition. In addition, if the Company and

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the Employee are parties to an agreement containing first refusal provisions similar to the foregoing, such other agreement shall control.

16.                               Company’s Right of Repurchase for Shares.

(a)                                 Right of Repurchase. The Company shall have the right (the “Repurchase Right”) to repurchase from the Employee all, but not less than all, of the Shares purchased from the Company pursuant to this option, upon the occurrence of any of the events specified in Section 16(b) below (the “Repurchase Event”). The Repurchase Right may be exercised within 60 days following the later of the date of the exercise of this option or the date the Company receives actual knowledge of such event (the “Repurchase Period”). The Repurchase Right shall be exercised by the Company by giving the holder written notice on or before the last day of the Repurchase Period of its intention to exercise the Repurchase Right, and, together with such notice, tendering to the holder an amount (the “Repurchase Price”) equal to (i) in the case of an event specified in Section 16(b)(i), (ii) or (iii) below, the greater of the option price or the fair market value of the shares, and (ii) in the case of an event specified in Section 16(b)(iv) or (v) below, the option price. The Company may assign the Repurchase Right to one or more persons. Upon timely exercise of the Repurchase Right in the manner provided in this Section 16(a), the holder shall deliver to the Company or its assignee the stock certificate or certificates representing the shares being repurchased, duly endorsed and free and clear of any and all liens, charges and encumbrances.

If Shares are not purchased under the Repurchase Right, the Employee and his or her successor in interest, if any, will hold any such Shares subject to all of the provisions of this agreement.

(b)                                 Company’s Right to Exercise Repurchase Right. The Company or its assignee shall have the Repurchase Right in the event that any of the following events shall occur:

(i)                                     The termination of the Employee’s employment with the Company, voluntarily or involuntarily, for any reason whatsoever other than for Cause (as defined in Section 3(c) hereof), including death or permanent disability;

(ii)                                  The receivership, bankruptcy or other creditor proceeding regarding the Employee or the taking of any of Employee’s Shares by legal process, such as a levy of execution;

(iii)                               Distribution of Shares held by the Employee to his or her spouse as such spouse’s joint or community interest pursuant to a decree of dissolution, operation of law, divorce, property settlement agreement or for any other reason, except as may be otherwise permitted by the Company;

(iv)                              The termination of the Employee’s employment relation with the Company for Cause (as defined in Section 4(c) hereof); or

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(v)                                 Within two years of the termination of the Employee’s employment relationship with the Company for any reason whatsoever, the engagement by the Employee, directly or indirectly, alone or with others, in (a) any business activity which is in competition with the Company or (b) the solicitation of, interference with or endeavor to entice away any employee of the Company.

(c)                                  Determination of Fair Market Value. The fair market value of the Shares shall be, for purposes of this Section 16, determined by the Board in its sole discretion as of the date of the Repurchase Event. Should Employee disagree with the Board’s determination of the fair market value (the “Board Determination”), Employee shall notify the Board in writing (the “Dispute Notification”) that Employee wishes to dispute the determination. If the dispute is not resolved between the Board and the Employee within 15 days of receipt of the Dispute Notification, then the Board shall appoint a third-party expert in valuing companies that are comparable to the Company to conduct a determination of the fair market value (the “Third Party Determination”). The Third Party Determination shall be conclusive and binding upon the Board and the Employee. If the Third Party Determination is within ten percent of the Board Determination, then the Employee shall bear the costs incurred in obtaining the Third Party Determination. Should the Third Party Determination differ from the Board Determination by ten percent or more, the Company shall bear such costs.

(d)                                 Repurchase Procedure. Any repurchase of Shares by the Company shall take place at the principal executive offices of the Company at the time and date set by the Company. Such sale shall be effected by the Employee’s and/or Escrow Holder’s delivery to the Company of a certificate or certificates evidencing the repurchased Shares, duly endorsed for transfer to the Company, against payment to the Employee by the Company of the Repurchase Price by check for the repurchased Shares (which check may be delivered by mail) or by cancellation of indebtedness owed to the Company by the Employee. Upon the mailing of a check in payment of the Repurchase Price in accordance with the terms hereof or cancellation of indebtedness as aforesaid, the Company shall become the legal and beneficial owner of the Shares being repurchased and all rights and interests therein or relating thereto, and the Company shall have the right to retain and transfer to its own name the number of Shares being repurchased by the Company.

(e)                                  Expiration of Company’s Repurchase Right. The Repurchase Right shall remain in effect until such time, if ever, as (A) the Shares are transferred in accordance with Section 15 hereof or (B) as to (b)(ii) and b(iii) above, a distribution to the public is made of shares of the Company’s Common Stock pursuant to an effective registration statement filed under the Securities Act.

17.                               Early Disposition. The Employee agrees to notify the Company in writing immediately after the Employee transfers any Shares, if such transfer occurs on or before the later of (a) the date that is two years after the date of this agreement or (b) the date that is one year after the date on which the Employee acquired such Shares. The Employee also agrees to provide the Company with any information concerning any such transfer required by the Company for tax purposes.

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18.                               Lock-up Agreement. The Employee agrees that in the event that the Company effects an initial underwritten public offering of Common Stock registered under the Securities Act, the Shares may not be sold, offered for sale or otherwise disposed of, directly or indirectly, without the prior written consent of the managing underwriter(s) of the offering, for such period of time after the execution of an underwriting agreement in connection with such offering that all of the Company’s then directors and executive officers agree to be similarly bound.

19.                               Arbitration. Any dispute, controversy, or claim arising out of, in connection with, or relating to the performance of this agreement or its termination shall be settled by arbitration in the state of Delaware, pursuant to the rules then obtaining of the American Arbitration Association. Any award shall be final, binding and conclusive upon the parties and a judgment rendered thereon may be entered in any court having jurisdiction thereof.

20.                               Provision of Documentation to Employee. By signing this agreement the Employee acknowledges receipt of a copy of this agreement and a copy of the Plan.

21.                               Miscellaneous.

(a)                                 Notices. All notices hereunder shall be in writing and shall be deemed given when sent by mail, if to the Employee, to the address set forth below or at the address shown on the records of the Company, and if to the Company, to the Company’s principal executive offices, attention of the Corporate Secretary.

(b)                                 Entire Agreement; Modification. This agreement constitutes the entire agreement between the parties relative to the subject matter hereof, and supersedes all proposals, written or oral, and all other communications between the parties relating to the subject matter of this agreement. This agreement may be modified, amended or rescinded only by a written agreement executed by both parties.

(c)                                  Fractional Shares. If this option becomes exercisable for a fraction of a share because of the adjustment provisions contained in the Plan, such fraction shall be rounded down.

(d)                                 Issuances of Securities; Changes in Capital Structure. Except as expressly provided herein or in the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to this option. No adjustments need be made for dividends paid in cash or in property other than securities of the Company. If there shall be any change in the Common Stock of the Company through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, combination or exchange of shares, spin-off, split-up or other similar change in capitalization or event, the restrictions contained in this agreement shall apply with equal force to additional and/or substitute securities, if any, received by the Employee in exchange for, or by virtue of his or her ownership of, Shares, except as otherwise determined by the Board.

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(e)                                  Severability. The invalidity, illegality or unenforceability of any provision of this agreement shall in no way affect the validity, legality or enforceability of any other provision.

(f)                                   Successors and Assigns. This agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, subject to the limitations set forth in Section 10 hereof.

(g)                                  Governing Law. This agreement shall be governed by and interpreted in accordance with the laws of the state of Maryland, without giving effect to the principles of the conflicts of laws thereof.

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ACell, Inc.

NON-QUALIFIED STOCK OPTION AGREEMENT

1.                                      Grant Under Plan. This option is granted pursuant to and is governed by the Company’s 2002 Stock Option and Incentive Plan (the “Plan”) and, unless the context otherwise requires, terms used herein shall have the same meaning as in the Plan.

2.                                      Grant as Non-Qualified Stock Option. This option is a non-statutory stock option and is not intended to qualify as an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended, and the regulations thereunder (the “Code”).

3.                                      Vesting of Option.

(a)                                 Vesting if Business Relationship Continues. If the Optionee maintains a continuous Business Relationship with the Company through the dates listed on the vesting schedule set forth on the cover page hereof, Unvested Shares shall become Vested Shares (or shall “vest”) on such dates in an amount equal to the number of shares set opposite the applicable date on the cover page hereof. Option Shares which are “Unvested Shares” shall not be exercisable unless and until they become “Vested Shares.” Subject to the terms and conditions of this Agreement, Vested Shares may be exercised at any time. Notwithstanding the foregoing, the Board may, in its discretion, accelerate the date that any installment of this option becomes exercisable. The foregoing rights are cumulative and (subject to Sections 4 or 5 hereof if the Participant ceases to be involved in a Business Relationship with the Company) may be exercised only before the date which is ten years from the date of this option grant the (“Expiration Date”).

(b)                                 Accelerated Vesting Due to Acquisition. In accordance with Section 7(e) of the Plan, immediately prior to the consummation of an Acquisition (as defined in the Plan), 100% of all Unvested Shares then outstanding shall become Vested Shares

(c)                                  Definitions. The following definitions shall apply:

“Business Relationship” means service to the Company or its successor in the capacity of an employee, officer, director or consultant.

“Cause” shall mean conduct involving one or more of the following: (i) the substantial and continuing failure of the Opinonee, after notice thereof, to render services to the Company in accordance with the terms or requirements of his or her Business Relationship with the Company; (ii) disloyalty, gross negligence, willful misconduct, dishonesty, fraud or breach of fiduciary duty to the Company; (iii) deliberate disregard of the rules or policies of the Company, or breach of an employment or other agreement with the Company, which results in direct or indirect loss, damage or injury to the Company; (iv) the unauthorized disclosure of any trade secret or confidential information of the Company; or (v) the commission of an act which constitutes unfair competition with the Company or which induces any customer or supplier to breach a contract with the Company.

4.                                      Termination of Business Relationship.

(a)                                 Termination. If the Optionee’s Business Relationship with the Company ceases, voluntarily or involuntarily, with or without cause, no further installments of this option shall become exercisable, and this option shall expire (may no longer be exercised) after the passage of three months from the date of termination, but in no event later than the Expiration Date. Any determination under this agreement as to the status of a Business Relationship or other matters referred to above shall be made in good faith by the Board of Directors of the Company.

(b)                                 Employment Status. For purposes hereof, with respect to employees of the Company, employment shall not be considered as having terminated during any leave of absence if such leave of absence has been approved in writing by the Company and if such written approval contractually obligates the Company to continue the employment of the Optionee after the approved period of absence; in the event of such an approved leave of absence, vesting of this option shall be suspended (and the period of the leave of absence shall be added to all vesting dates) unless otherwise provided in the Company’s written approval of the leave of absence. For purposes hereof, a termination of employment followed by another Business Relationship shall be deemed a termination of the Business Relationship with all vesting to cease unless the Company enters into a written agreement related to such other Business Relationship in which it is specifically stated that there is no termination of the Business Relationship under this agreement. This option shall not be affected by any change of employment within or among the Company and its Subsidiaries so long as the Optionee continuously remains an employee of the Company or any Subsidiary.

(c)                                  Termination for Cause. If the Business Relationship of the Optionee is terminated for Cause (as defined above), this option may no longer be exercised from and after the Optionee’s receipt of written notice of such termination. In such event, the Repurchase Option described in Section 6 shall also be applicable.

5.                                      Death; Disability.

(a)                                 Death. Upon the death of the Optionee while the Optionee is maintaining a Business Relationship with the Company, this option may be exercised, to the extent otherwise exercisable on the date of the Optionee’s death, by the Optionee’s estate, personal representative or beneficiary to whom this option has been transferred pursuant to Section 10, only at any time within 180 days after the date of death, but not later than the Expiration Date.

(b)                                 Disability. If the Optionee ceases to maintain a Business Relationship with the Company by reason of his or her disability, this option may be exercised, to the extent otherwise exercisable on the date of cessation of the Business Relationship, only at any time within 180 days after such cessation of the Business Relationship, but not later than the Expiration Date. For purposes hereof, “disability” means “permanent and total disability” as defined in Section 22(e)(3) of the Code.

6.                                      Partial Exercise. This option may be exercised in part at any time and from time to time within the above limits, except that this option may not be exercised for a fraction of a share.

7.                                      Payment of Exercise Price.

(a)                                 Payment Options. The exercise price shall be paid by one or any combination of the following forms of payment that are applicable to this option, as indicated on the cover page hereof:

(i)                                     by check payable to the order of the Company; or

(ii)                                  delivery of an irrevocable and unconditional undertaking, satisfactory in form and substance to the Company, by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price, or delivery by the Optionee to the Company of a copy of irrevocable and unconditional instructions, satisfactory in form and substance to the Company, to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price; or

(iii)                               subject to Section 7(b) below, if the Common Stock is then traded on a national securities exchange or on the Nasdaq National Market (or successor trading system), by delivery of shares of Common Stock having a fair market value equal as of the date of exercise to the option price; or

In the case of (iii) above, fair market value as of the date of exercise shall be determined as of the last business day for which such prices or quotes are available prior to the date of exercise and shall mean (i) the last reported sale price (on that date) of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; or (ii) the last reported sale price (on that date) of the Common Stock on the Nasdaq National Market (or successor trading system), if the Common Stock is not then traded on a national securities exchange.

(b)                                 Limitations on Payment by Delivery of Common Stock. If Section 7(a)(iii) is applicable, and if the Optionee delivers Common Stock held by the Optionee (“Old Stock”) to the Company in full or partial payment of the exercise price and the Old Stock so delivered is subject to restrictions or limitations imposed by agreement between the Optionee and the Company, an equivalent number of Shares shall be subject to all restrictions and limitations applicable to the Old Stock to the extent that the Optionee paid for the Shares by delivery of Old Stock, in addition to any restrictions or limitations imposed by this agreement. Notwithstanding the foregoing, the Optionee may not pay any part of the exercise price hereof by transferring Common Stock to the Company unless such Common Stock has been owned by the Optionee free of any substantial risk of forfeiture for at least six months.

8.                                      Securities Laws Restrictions on Resale. Until registered under the Securities Act of 1933, as amended, or any successor statute (the “Securities Act”), the Shares will be illiquid and will be deemed to be “restricted securities” for purposes of the Securities Act. Accordingly, such shares must be sold in compliance with the registration requirements of the Securities Act or an exemption therefrom and may need to be held indefinitely. Unless the Shares have been registered under the Securities Act, each certificate evidencing any of the Shares shall bear a restrictive legend specified by the Company.

9.                                      Method of Exercising Option. Subject to the terms and conditions of this agreement, this option may be exercised by written notice to the Company at its principal executive office, or to such transfer agent as the Company shall designate. Such notice shall state the election to exercise this option and the number of Shares for which it is being exercised and shall be signed by the person or persons so exercising this option. Such notice shall be accompanied by payment of the full purchase price of such shares, and the Company shall deliver a certificate or certificates representing such shares as soon as practicable after the notice shall be received. Such certificate or certificates shall be registered in the name of the person or persons so exercising this option (or, if this option shall be exercised by the Optionee and if the Optionee shall so request in the notice exercising this option, shall be registered in the name of the Optionee and another person jointly, with right of survivorship). In the event this option shall be exercised, pursuant to Section 5 hereof, by any person or persons other than the Optionee, such notice shall be accompanied by appropriate proof of the right of such person or persons to exercise this option.

10.                               Option Not Transferable. This option is not transferable or assignable except by will or by the laws of descent and distribution. During the Optionee’s lifetime only the Optionee can exercise this option.

11.                               No Obligation to Exercise Option. The grant and acceptance of this option imposes no obligation on the Optionee to exercise it.

12.                               No Obligation to Continue Business Relationship. Neither the Plan, this agreement, nor the grant of this option imposes any obligation on the Company to continue the Optionee in employment or other Business Relationship.

13.                               Adjustments. Except as is expressly provided in the Plan with respect to certain changes in the capitalization of the Company, no adjustment shall be made for dividends or similar rights for which the record date is prior to such date of exercise.

14.                               Withholding Taxes. If the Company in its discretion determines that it is obligated to withhold any tax in connection with the exercise of this option, or in connection with the transfer of, or the lapse of restrictions on, any Common Stock or other property acquired pursuant to this option, the Optionee hereby agrees that the Company may withhold from the Optionee’s wages or other remuneration the appropriate amount of tax. At the discretion of the Company, the amount required to be withheld may be withheld in cash from such wages or other remuneration or in kind from the Common Stock or other property otherwise deliverable to the Optionee on exercise of this option. The Optionee further agrees that, if the Company does not withhold an amount from the Optionee’s wages or other remuneration sufficient to satisfy the withholding obligation of the

Company, the Optionee will make reimbursement on demand, in cash, for the amount underwithheld.

15.                               Restrictions on Transfer; Company’s Right of First Refusal.

(a)                                 Exercise of Right. Shares may not be transferred without the Company’s written consent except by will, by the laws of descent and distribution or in accordance with the further provisions of this Section 15. If the Optionee desires to transfer all or any part of the Shares to any person other than the Company (an “Offeror”), the Optionee shall: (i) obtain in writing an irrevocable and unconditional bona fide offer (the “Offer”) for the purchase thereof from the Offeror; and (ii) give written notice (the “Option Notice”) to the Company setting forth the Optionee’s desire to transfer such shares, which Option Notice shall be accompanied by a photocopy of the Offer and shall set forth at least the name and address of the Offeror and the price and terms of the Offer. Upon receipt of the Option Notice, the Company shall have an assignable option to purchase any or all of such Shares (the “Offered Shares”) specified in the Option Notice, such option to be exercisable by giving, within 15 days after receipt of the Option Notice, a written counter-notice to the Optionee. If the Company elects to purchase all of such Offered Shares, it shall be obligated to purchase, and the Optionee shall be obligated to sell to the Company or its assignee, such Offered Shares at the price and terms indicated in the Offer within 30 days from the date of delivery by the Company of such counter-notice. To the extent that the consideration proposed to be paid by the Offeror for the shares consists of property other than cash or a promissory note, the consideration required to be paid by the Company may consist of cash equal to the fair market value of such property, as determined in good faith by the Board of Directors of the Company.

(b)                                 Sale of Shares to Offeror. The Optionee may, for 60 days after the expiration of the 30-day option period as set forth in Section 15(a), sell to the Offeror, pursuant to the terms of the Offer, all of such Offered Shares not purchased or agreed to be purchased by the Company or its assignee; provided, however, that the Optionee shall not sell such Shares to such Offeror if such Offeror is a competitor of the Company and the Company gives written notice to the Optionee, within 30 days of its receipt of the Option Notice, stating that the Optionee shall not sell his or her Shares to such Offeror; and provided, further, that prior to the sale of such Shares to an Offeror, such Offeror shall execute an agreement with the Company pursuant to which such Offeror agrees to be subject to the restrictions set forth in this Section 15. If any or all of such Shares are not sold pursuant to an Offer within the time permitted above, the unsold Shares shall remain subject to the terms of this Section 15.

(c)                                  Failure to Deliver Shares. If the Optionee (or his or her legal representative) who has become obligated to sell Shares hereunder shall fail to deliver such shares to the Company in accordance with the terms of this agreement, the Company may, at its option, in addition to all other remedies it may have, mail to the Optionee the purchase price for such shares as is herein specified. Thereupon, the Company: (i) shall cancel on its books the certificate or certificates representing such Shares to be sold; and (ii) shall issue, in lieu thereof, a new certificate or certificates in the name of the Company representing such

Shares (or cancel such Shares), and thereupon all of such Optionee’s rights in and to such Shares shall terminate.

(d)                                 Expiration of Company’s Right of First Refusal and Transfer Restrictions. The first refusal rights of the Company and the transfer restrictions set forth in this Section 15 shall expire as to Shares on the earliest to occur of (i) the tenth anniversary of the date of this agreement, (ii) immediately prior to the closing of a public offering of Common Stock by the Company pursuant to an effective registration statement filed under the Securities Act, or (iii) the occurrence of an Acquisition. In addition, if the Company and the Optionee are parties to an agreement containing first refusal provisions similar to the foregoing, such other agreement shall control.

16.                               Company’s Right of Repurchase for Shares.

(a)                                 Right of Repurchase. The Company shall have the right (the “Repurchase Right”) to repurchase from the Optionee all, but not less than all, of the Shares purchased from the Company pursuant to this option, upon the occurrence of any of the events specified in Section 16(b) below (the “Repurchase Event”). The Repurchase Right may be exercised within 60 days following the later of the date of the exercise of this option or the date the Company receives actual knowledge of such event (the “Repurchase Period”). The Repurchase Right shall be exercised by the Company by giving the holder written notice on or before the last day of the Repurchase Period of its intention to exercise the Repurchase Right, and, together with such notice, tendering to the holder an amount (the “Repurchase Price”) equal to (i) in the case of an event specified in Section 16(b)(i), (ii) or (iii) below, the greater of the purchase price or the fair market value of the shares, the purchase price, and (ii) in the case of an event specified in Section 16(b)(iv) or (v) below, the option price. The Company may assign the Repurchase Right to one or more persons. Upon timely exercise of the Repurchase Right in the manner provided in this Section 16(a), the holder shall deliver to the Company or its assignee the stock certificate or certificates representing the shares being repurchased, duly endorsed and free and clear of any and all liens, charges and encumbrances.

If Shares are not purchased under the Repurchase Right, the Optionee and his or her successor in interest, if any, will hold any such Shares subject to all of the provisions of this agreement.

(b)                                 Company’s Right to Exercise Repurchase Right. The Company or its assignee shall have the Repurchase Right in the event that any of the following events shall occur:

(i)                                     The termination of the Optionee’s Business Relationship with the Company, voluntarily or involuntarily, for any reason whatsoever other than for Cause (as defined in Section 3(c) hereof), including death or permanent disability;

(ii)                                  The receivership, bankruptcy or other creditor proceeding regarding the Optionee or the taking of any of Optionee’s Shares by legal process, such as a levy of execution;

(iii)                               Distribution of Shares held by the Optionee to his or her spouse as such spouse’s joint or community interest pursuant to a decree of dissolution, operation of law, divorce, property settlement agreement or for any other reason, except as may be otherwise permitted by the Company;

(iv)                              The termination of the Optionee’s Business Relationship for Cause (as defined in Section 3(c) hereof); or —

(v)                                 Within two years of the termination of the Optionee’s Business Relationship with the Company for any reason whatsoever, the engagement by the Optionee, directly or indirectly, alone or with others, in (a) any business activity which is in competition with the Company or (b) the solicitation of, interference with or endeavor to entice away any employee of the Company.

(c)                                  Determination of Fair Market Value. The fair market value of the Shares shall be, for purposes of this Section 10, determined by the Board in its sole discretion as of the date of the Repurchase Event. Should Optionee disagree with the Board’s determination of the fair market value (the “Board Determination”), Optionee shall notify the Board in writing (the “Dispute Notification”) that Optionee wishes to dispute the determination. If the dispute is not resolved between the Board and the Employee within 15 days of receipt of the Dispute Notification, then the Board shall appoint a third-party expert in valuing companies that are comparable to the Company to conduct a determination of the fair market value (the “Third Party Determination”). The Third Party Determination shall be conclusive and binding upon the Board and the Optionee. If the Third Party Determination is within ten percent of the Board Determination, then the Optionee shall bear the costs incurred in obtaining the Third Party Determination. Should the Third Party Determination differ from the Board Determination by ten percent or more, the Company shall bear such costs.

(d)                                 Repurchase Procedure. Any repurchase of Shares by the Company shall take place at the principal executive offices of the Company at the time and date set by the Company. Such sale shall be effected by the Optionee’s and/or Escrow Holder’s delivery to the Company of a certificate or certificates evidencing the repurchased Shares, duly endorsed for transfer to the Company, against payment to the Optionee by the Company of the Repurchase Price by check for the repurchased Shares (which check may be delivered by mail) or by cancellation of indebtedness owed to the Company by the Optionee. Upon the mailing of a check in payment of the Repurchase Price in accordance with the terms hereof or cancellation of indebtedness as aforesaid, the Company shall become the legal and beneficial owner of the Shares being repurchased and all rights and interests therein or relating thereto, and the Company shall have the right to retain and transfer to its own name the number of Shares being repurchased by the Company.

(e)                                  Expiration of Company’s Repurchase Right: The Repurchase Right shall remain in effect until such time, if ever, as (A) the Shares are transferred in accordance with Section 15 hereof or (B) as to (b)(ii) and b(iii) above, a distribution to the public is made of shares of the Company’s Common Stock pursuant to an effective registration statement filed under the Securities Act.

17.                               Lock-up Agreement. The Optionee agrees that in the event that the Company effects an initial underwritten public offering of Common Stock registered under the Securities Act, the Shares may not be sold, offered for sale or otherwise disposed of, directly or indirectly, without the prior written consent of the managing underwriter(s) of the offering, for such period of time after the execution of an underwriting agreement in connection with such offering that all of the Company’s then directors and executive officers agree to be similarly bound.

18.                               Arbitration. Any dispute, controversy, or claim arising out of, in connection with, or relating to the performance of this agreement or its termination shall be settled by arbitration in the state of Delaware, pursuant to the rules then obtaining of the American Arbitration Association. Any award shall be final, binding and conclusive upon the parties and a judgment rendered thereon may be entered in any court having jurisdiction thereof.

19.                               Provision of Documentation to Optionee. By signing this agreement the Optionee acknowledges receipt of a copy of this agreement and a copy of the Plan.

20.                               Miscellaneous.

(a)                                 Notices. All notices hereunder shall be in writing and shall be deemed given when sent by mail, if to the Optionee, to the address set forth below or at the address shown on the records of the Company, and if to the Company, to the Company’s principal executive offices, attention of the Corporate Secretary.

(b)                                 Entire Agreement; Modification. This agreement constitutes the entire agreement between the parties relative to the subject matter hereof, and supersedes all proposals, written or oral, and all other communications between the parties relating to the subject matter of this agreement. This agreement may be modified, amended or rescinded only by a written agreement executed by both parties.

(c)                                  Fractional Shares. If this option becomes exercisable for a fraction of a share because of the adjustment provisions contained in the Plan, such fraction shall be rounded down.

(d)                                 Issuances of Securities; Changes in Capital Structure. Except as expressly provided herein or in the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to this option. No adjustments need be made for dividends paid in cash or in property other than securities of the Company. If there shall be any change in the Common Stock of the Company through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, combination or exchange of shares, spin-off, split-up or other similar change in capitalization or event, the restrictions contained in this agreement shall apply with equal force to additional and/or substitute securities, if any, received by the Optionee in exchange for, or by virtue of his or her ownership of, Shares, except as otherwise determined by the Board.

(e)                                  Severability. The invalidity, illegality or unenforceability of any provision of this agreement shall in no way affect the validity, legality or enforceability of any other provision.

(f)                                   Successors and Assigns. This agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, subject to the limitations set forth in Section 10 hereof.

(g)                                  Governing Law. This agreement shall be governed by and interpreted in accordance with the laws of the state of Maryland, without giving effect to the principles of the conflicts of laws thereof.

STOCK OPTION EXERCISE NOTICE, 2002 Plan

ACell, Inc.

6640 Eli Whitney Dr., Suite 200

Columbia, MD 21046

Pursuant to the terms of the stock option agreement between the undersigned and ACell, Inc. (the “Company”) dated                  (the “Agreement”) under the ACell, Inc. 2002 Stock Option and Grant Plan, I, [Insert Name]                        , hereby [Circle One] partially/fully exercise such option by including herein payment in the amount of $             representing the purchase price for [Fill in number of Underlying Shares]            Underlying Shares. I have chosen the following form(s) of payment:

☐                                    1.                                      Cash

☐                                    2.                                      Certified or bank check payable to ACell, Inc.

☐                                    3.                                      Other (as referenced in the Agreement and described in the Plan (please describe))
                                                                                                                                                .

In connection with my exercise of the option as set forth above, I hereby represent and warrant to the Company as follows:

(i)                                     I am purchasing the Underlying Shares for my own account for investment only, and not for resale or with a view to the distribution thereof.

(ii)                                  I have had such an opportunity as I have deemed adequate to obtain from the Company such information as is necessary to permit me to evaluate the merits and risks of my investment in the Company and have consulted with my own advisers with respect to my investment in the Company.

(iii)                               I have sufficient experience in business, financial and investment matters to be able to evaluate the risks involved in the purchase of the Underlying Shares and to make an informed investment decision with respect to such purchase.

(iv)                              I can afford a complete loss of the value of the Option Shares and am able to bear the economic risk of holding such Option Shares for an indefinite period of time.

(v)                                 I understand that the Option Shares may not be registered under the Securities Act of 1933 (it being understood that the Option Shares are being issued and sold in reliance on the exemption provided in Rule 701 thereunder) or any applicable state securities or “blue sky” laws and may not be sold or otherwise transferred or disposed of in the absence of an effective registration statement under the Securities Act of 1933 and under any applicable state securities or “blue sky” laws (or exemptions from the registration requirement thereof). I further acknowledge that certificates representing Option Shares will bear restrictive legends reflecting the foregoing and/or that book entries for uncertificated Option Shares will include similar restrictive notations.

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(vi)                              I have read and understand the Plan and acknowledge and agree that the Shares are subject to all of the relevant terms of the Plan, including without limitation, the transfer restrictions set forth in Section 7 of the Plan.

(vii)                           I understand and agree that my rights to transfer the Shares and the Company’s right of first refusal with respect to transfers of the Shares are set forth in Section 15 of the Agreement.

(viii)                        I understand and agree that the Company has certain repurchase rights with respect to the Shares pursuant to Section 16 of the Agreement.

(ix)                              I understand and agree that I may not sell or otherwise transfer or dispose of the Shares for a period of time following the effective date of a public offering by the Company as described in Section 18 of the Agreement.

(x)                                 I agree that I will treat all Company information shared with me as a shareholder as Proprietary Information subject to the terms of the Employee Proprietary Information, Inventions, and Non-Competition Agreement that I executed in connection with my employment with the Company.

(xi)                              I understand and agree that I, and my ownership of the Shares, shall continue to be subject to all other terms of the Plan and the Agreement.

Sincerely yours,

Name:

Address:

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